UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934 (Amendment No. ____)

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[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

CORTEX PHARMACEUTICALS, INC.

(Name of Registrant As Specified In Its Charter)

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Explanatory Note

This filing is being made as a matter of record only. The corporate action described herein has been completed and is effective in accordance with Section 228(a) of the Delaware General Corporation Law and the Company’s Bylaws.

No further authorization, vote or consent is necessary to effect the corporate action, no vote or consent is being sought herewith, and no meeting of the stockholders is being sought or is required for the effective corporate action that is described in this filing.

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

CORTEX PHARMACEUTICALS, INC.
126 Valley Road, Suite C
Glen Rock, New Jersey 07452

To the Stockholders of Cortex Pharmaceuticals, Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of Cortex Pharmaceuticals, Inc., a Delaware corporation (the “Company”), in connection with action taken by the holders of a majority of the issued and outstanding common and preferred stock of the Company by written consents dated on or about March 18, 2014, which (i) amended the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company to 1,405,000,000, and (ii) to approve the Cortex Pharmaceuticals, Inc. 2014 Equity, Equity-Linked and Equity Derivative Incentive Plan (the “Plan”). In connection with the increase in authorized shares of the Company, the Company also sought, and on April 17, 2014 obtained, written consents of holders of the common stock of the Company, voting as a separate class, approving the increase in authorized shares.

We Are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

Sincerely,

Arnold S. Lippa, Ph.D.
Chairman of the Board, President and Chief Executive Officer

Dated: April 23, 2015

CORTEX PHARMACEUTICALS, INC.
126 Valley Road, Suite C
Glen Rock, New Jersey 07452

INFORMATION STATEMENT

Explanatory Note

This filing is being made as a matter of record only. The corporate actions described herein have been completed and are effective in accordance with Section 228(a) of the Delaware General Corporation Law (the “DGCL”) and the Company’s Bylaws.

No further authorization, vote or consent is necessary to effect the corporate action, no vote or consent is being sought herewith, and no meeting of the stockholders is being sought or is required for the effective corporate action that is described in this filing.

General

Cortex Pharmaceuticals, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), is sending you this Information Statement solely for the purpose of informing our stockholders of record as of March 18, 2014 and/or April 15, 2014 (each a “Record Date” and together, the “Record Dates”), in the manner required by Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and by the DGCL, of the actions taken by our stockholders by written consent.

We Are Not Asking You for a Proxy and You
are Requested Not to Send Us a Proxy.

Summary of Corporate Actions

On March 18, 2014, the Company received written consents of stockholders holding its Series G 1.5% Convertible Preferred Shares (the “Preferred Shares”) with a majority of voting power of the Preferred Shares and the Company’s common stock, par value $0.001 per share (the “Common Stock”), voting together as a single class, approving (i) amending the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company to 1,405,000,000, and (ii) adopting the Cortex Pharmaceuticals, Inc. 2014 Equity, Equity-Linked and Equity Derivative Incentive Plan (the “Plan”). On April 17, 2014, the Company received written consents from stockholders holding a majority of Common Stock of the Company, voting as a single class, approving the increase in authorized shares to 1,405,000,000. Promptly after receiving this second authorization, on April 17, 2014, the Company filed an amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware, effecting the increase. These actions were taken by the Board of Directors, with the approval of the Company’s stockholders, to enable the Company to continue its restructuring efforts, resolve existing debts, and facilitate raising additional equity capital to support the Company’s business activities and research and development programs. The approval of the Plan is expected to enhance the Company’s ability to attract and retain qualified personnel.

This Information Statement is being filed with the Securities and Exchange Commission on or about April 23, 2015 and will be mailed on or about May 14, 2015, or as soon as practicable thereafter, to the Company’s stockholders of record. The corporate actions described herein have been completed and are effective in accordance with Section 228(a) of the DGCL and the Company’s Bylaws.

The Company’s principal executive offices are located at 126 Valley Road, Suite C, Glen Rock, New Jersey 07452, and the Company’s telephone number is 201-444-4947.

No Voting or Vote Required

The Company is not seeking consent, authorizations or proxies from you. Under the DGCL and the Company’s Bylaws, the approval of the increase in authorized shares and the adoption of the Plan may be effected by (i) the written consent of stockholders holding a majority of the voting power of all of our voting capital stock, voting as a single class, in the case of the Plan, and (ii) written consent of holders of a majority of all voting capital stock, voting as a single class, plus the further written consent of stockholders holding a majority of the voting power of all of our Common Stock, voting as a separate class, regarding the increase in authorized shares.

On March 18, 2014, the first Record Date, we received written consents approving the increase in authorized shares and adoption of the Plan by holders of all of our then-outstanding Preferred Shares, which together held a majority of the voting power of all of our capital stock, voting as a single class. On April 17, 2014, the second Record Date, we received written consents approving the increase in authorized shares by holders of a majority of our Common Stock, voting as a separate class.

As of the first Record Date, the Company had 144,041,556 shares of Common Stock outstanding and entitled to vote. As of the Second Record Date, the Company had 201,041,556 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. Each share of Preferred Stock is entitled to 303,030.3 votes. As of the first Record Date, the signatories to the applicable written consents owned all of the then-outstanding Preferred Shares or approximately 66.41% of the Company’s voting power. After the initial Record Date, further shares of Preferred Stock were issued and all subsequent purchasers also approved both the increase in authorized shares and the adoption of the Plan; therefore, if measured at the second Record Date, valid written consents of all of the then-outstanding Preferred Shares, again holding the majority of voting power of all voting capital stock, voting as a single class, had been received approving both the increase in authorized shares and the adoption of the Plan. As of the second Record Date, signatories to the written consents of Common Stock holders owned 102,265,748 shares of Common Stock in the aggregate, or approximately 50.87 % of the Company’s voting power of Common Stock, voting as a separate class. Accordingly, the written consents executed by signatories effectively approved the actions described herein and no further stockholder action is required.

Effective Date

The corporate actions described herein have been completed. The adoption of the Plan was effective as of March 18, 2014 in accordance with Section 228(a) of the DGCL and the Company’s Bylaws. The increase in the authorized shares was approved on April 17, 2014 in accordance with Section 228(a) of the DGCL and the Company’s Bylaws and was effective as of the filing of the amendment to the Company’s Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 17, 2014.

Notice Pursuant to the Company’s Bylaws and the Delaware General Corporation Law

Pursuant to Section 228(e) of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by written consent to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228(e) of the DGCL.

BOARD OF DIRECTORS

Set forth below are the names, ages, and certain biographical information relating to our current Board of Directors:

Name	Age	Director Since	Principal Occupation

Arnold S Lippa, Ph.D.	68	2013	President, Chief Executive Officer and Chairman of the Board of the Company

Jeff E. Margolis	59	2013	President of Aurora Capital, LLC

Robert N. Weingarten	62	2013	Business and financial consultant and advisor

James Sapirstein, RPh. M.B.A.	53	2014	CEO of ContraVir Pharmaceuticals, Inc.

Kathryn MacFarlane, PharmD	49	2014	Owner and Managing Partner of SmartPharma LLC

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The directors listed above will serve until the next annual meeting of stockholders and until their successors have been elected and qualified. James Sapirstein, RPh., M.B.A. and Kathryn MacFarlane, PharmD. are “independent directors” under Securities and Exchange Commission rules.

Arnold S. Lippa, Ph.D.: Dr. Lippa is a Senior Managing Director and founder of T Morgen Capital LLC through which he administers his family’s assets. T Morgen Capital LLC is a significant equity owner and managing member of Aurora Capital LLC (“Aurora”), a boutique investment bank and securities firm of which Mr. Margolis is the president and founder, which has served as a placement agent with respect to the Company’s recent financings. Dr. Lippa and Mr. Margolis jointly manage, since 2004, Atypical BioCapital Management LLC and Atypical BioVentures Fund LLC, a life sciences fund management company and venture fund, respectively. Since 2006, Dr. Lippa has also been the Executive Chairman of the Board of Directors of Xintria Pharmaceutical Corporation, a Delaware corporation, as well as a member of its Board of Directors. Dr. Lippa was co-founder of DOV Pharmaceuticals, Inc., where he served as Chairman of the Board and Chief Executive Officer from its inception in 1995 through 2005. Dr. Lippa stepped down as a director of DOV Pharmaceuticals, Inc. in 2006.

Jeff E. Margolis: Mr. Margolis is the president and founder of Aurora, and has been since its inception in 1994. Aurora Capital Corp., a corporation wholly owned by Mr. Margolis, is a significant equity owner and managing member of Aurora. Dr. Lippa and Mr. Margolis jointly manage, since 2004, Atypical BioCapital Management LLC and Atypical BioVentures Fund LLC, a life sciences fund management company and venture fund, respectively. Since 2006, Mr. Margolis has also been the Chief Financial Officer of Xintria Pharmaceutical Corporation, a Delaware corporation, as well as a member of its Board of Directors.

Robert N. Weingarten: Mr. Weingarten is an experienced business consultant and advisor with an ongoing consulting practice. Since 1979 he has provided financial consulting and advisory services to numerous public companies in various stages of development, operation, restructuring or reorganization. Mr. Weingarten received a B.A. Degree (Accounting) from the University of Washington in 1974, and an M.B.A. Degree (Finance) from the University of Southern California in 1975. Mr. Weingarten is a Certified Public Accountant (inactive) in the State of California. Mr. Weingarten was appointed as a director of Staffing 360, Inc. on February 25, 2014 and resigned this position on April 20, 2014. Mr. Weingarten was the Non-Executive Chairman of New Dawn Mining Corp. (“New Dawn”) from August 31, 2005 through September 30, 2010, and was named the Executive Chairman of New Dawn in October 2010. On July 8, 2010, Mr. Weingarten was appointed to the Board of Directors of Central African Gold Limited (formerly known as Central African Gold Plc and listed on the Alternative Investment Market of the London Stock Exchange at that time). Central African Gold Limited is an indirect, wholly-owned subsidiary of New Dawn. Both New Dawn and Central African Gold Limited have ceased to be publicly traded reporting companies in their respective jurisdictions.

James Sapirstein, RPh. M.B.A.: Mr. Sapirstein has been the Chief Executive Officer and director of ContraVir Pharmaceuticals, Inc., a public reporting company, since March 20, 2014. Prior to joining ContraVir, Mr. Sapirstein served as the Chief Executive Officer of Alliqua BioMedical, Inc., a public reporting company. He is considered a start-up and turnaround specialist, with 30 years of pharmaceutical and biotechnology industry experience. He was a founder and Chief Executive Officer and President of Tobira Therapeutics, Inc. from October 2006 to April 2011, a company with a registration statement pending with the Securities and Exchange Commission, but which has announced an intended merger with Regado Biosciences, Inc., a NASDAQ listed company. At Tobira Therapeutics, Inc., Mr. Sapirstein led an experienced biotechnology development team. He has launched several HIV/AIDS agents worldwide during his career in the biotechnology and pharmaceutical industry. Mr. Sapirstein was with Bristol-Myers Squibb from 1996-2000. While at Bristol-Myers Squibb he served as the Head of the International HIV business as well as working in its Infectious Disease marketing teams. In 2002, he accepted the position of Executive Vice President for Serono Laboratories, where he led a team of over 100 professionals in the HIV and pediatric growth hormone business. He had held positions at Gilead Sciences (where he was responsible for the product Viread®), Bristol-Myers Squibb, Hoffmann-LaRoche Ltd. and Eli Lilly and Company. He serves as a member of the Advisory Board at MusclePharm Corp., a public reporting company and a member of the Board of Directors of Clinical Supplies Management, Inc., a private company. He currently serves as an Advisory Board Director at the Fairleigh Dickinson School of Pharmacy. Mr. Sapirstein previously served as a Director of Tobira Therapeutics, Inc., as well as a Director of Alliqua BioMedical, Inc. He has also previously served as a Director of BioNJ and BIO’s Emerging Company Board of Directors. Mr. Sapirstein received his Pharmacy degree from the Ernest Mario School of Pharmacy at the Rutgers University, and his Msters of Business Administration degree from Farleigh Dickinson University.

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Kathryn MacFarlane, PharmD: Ms. MacFarlane has over 25 years of experience in the pharmaceutical industry, with expertise in marketing, new product planning, and commercialization. Ms. MacFarlane is currently an owner and Managing Partner of SmartPharma LLC, a pharmaceutical consulting firm specializing in commercial consulting for emerging pharmaceutical companies. She also serves as the Chief Commercial Officer at Agile Therapeutics, Inc., a public reporting company, where she played an integral role in two financing rounds and its recent initial public offering. Her expertise includes market assessment and commercial planning for products in development as well as evaluating products for licensing or acquisition. Her experience spans multiple therapeutic areas including Women’s Health, CNS, Cardiology, Vaccines, and Dermatology. Before joining Agile Therapeutics, Ms. MacFarlane served as President and Chief Executive Officer at Xintria Pharmaceutical Corporation, a private company from 2006 through 2007, a company for which Arnold S. Lippa and Jeff E. Margolis served as officers and directors, and prior to that as Vice President of Women’s Health and New Product Planning at Warner Chilcott from 2001 through 2006, now part of Activis plc. Ms. MacFarlane had responsibility for the launches of Lipitor®, Celexa®, and Loestrin® 24. In 1999, she was named a Distinguished Alumna and in 2012, was named the Eaton Entrepreneur of the Year by the Purdue University School of Pharmacy. She has completed a Postdoctoral Fellowship in Industrial Pharmacy Practice with Rutgers University and Hoffmann-LaRoche. Ms. MacFarlane currently serves on the Purdue University School of Pharmacy Dean’s Advisory Council and is a Founding Member and Advisor to IPhO. She also serves on the Board of Directors for INMED Partnerships for Children, an NGO dedicated to providing food security and health services to women and children. Ms. MacFarlane received her Bachelor of Science in Pharmacy and Doctor of Pharmacy degrees from Purdue University.

DIRECTOR COMPENSATION

As discussed below under “Corporate Governance—Board Committees,” the full Board of Directors of the Company is currently acting as the Company’s Compensation Committee. Prior to the change in composition of our Board of Directors in March 2013, the Compensation Committee had used a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. From March 2013 until September 2014, all of our directors were also officers of the Company, and their compensation is discussed below in the “Narrative to Summary Compensation Table.” In September 2014, concurrently with their appointment as directors, each of James Sapirstein and Kathryn MacFarlane received 2,000,000 shares of common stock of the Company, which vested 50% upon appointment, 25% on September 30, 2014, and 25% on December 31, 2014. These stock awards were valued at $0.049 per share, which was the closing price of the Company’s common stock on September 3, 2014, and the Company recorded a charge to operations of $196,000 in the aggregate, $98,000 per individual, with respect to these stock awards in 2014.

In setting director compensation, the Compensation Committee considers the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill-level required by the Company of members of the Board of Directors. The Board of Directors has made no decisions regarding compensation for directors in 2015.

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The following table shows the compensation received by the non-employee members of our Board of Directors for the year ended December 31, 2014. No non-employee director received any compensation in the year ended December 31, 2013. Directors who are also employees/officers of the Company did not receive any additional compensation for services as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
James Sapirstein	0	$98,000	0	$98,000
Kathryn MacFarlane	0	$98,000	0	$98,000

CORPORATE GOVERNANCE

BOARD MEETINGS

Our Board of Directors held 12 meetings during the fiscal year ended December 31, 2014, including actions taken by written consent. Each director who served during fiscal year ended December, 31, 2014 attended at least 75% of the Board of Directors meetings and the applicable committee meetings for which he or she was eligible to attend during the portion of the year that he or she was a director. All directors are encouraged to attend the Company’s annual meeting of stockholders. Cortex did not hold an annual meeting of stockholders in 2013 or 2014.

CODE OF ETHICS

We have previously adopted a Code of Business Conduct and Ethics, which covers all of our directors and employees, including our principal executive and financial officers. Any amendment to, or waiver from, any applicable provision (related to elements listed under Item 406(b) of Regulation S-K) of our Code of Business Conduct and Ethics that applies to our directors or executive officers will be posted on our website at www.cortexpharm.com and/or in a report filed with the Securities and Exchange Commission in a Current Report on Form 8-K. The Company is in the process of updating its Code of Business Conduct and Ethics. Any amendment or waiver to its Code of Business Conduct and Ethics that applies to its directors or executive officers will be posted on its website at www.cortexpharm.com and/or filed in a report with the Securities and Exchange Commission in a Current Report on Form 8-K.

BOARD COMMITTEES

Since the changes in the composition of our Board of Directors on March 22, 2013, the functions of each of the committees described below have been addressed by the full Board of Directors. Prior to March 22, 2013, the Board of Directors maintained a standing Audit Committee, Compensation Committee, and Governance and Nominations Committee.

Audit Committee. Traditionally, the Audit Committee meets with the Company’s independent registered public accountants and management to prepare for and to review the results of the annual audit and to discuss the annual and quarterly financial statements, earnings releases and related matters. The Audit Committee, among other things, (i) selects and retains the independent registered public accountants, (ii) reviews with the independent registered public accountants the scope and anticipated cost of their audit, and their independence and performance, (iii) reviews accounting practices and financial reporting, (iv) receives and considers the comments of the independent registered public accountants as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls, (v) reviews and pre-approves all audit and non-audit services provided to the Company by the independent registered public accountants, and (vi) reviews and pre-approves all related-party transactions.

Since the change in composition of our Board of Directors in March 2013, the composition of an Audit Committee has not been determined, nor has the current Board of Directors adopted an amended written charter. The Company’s records indicate that the Audit Committee previously operated under a written charter adopted by the previous Board of Directors. When an Audit Committee is reestablished along with a written charter, such charter will be made available on the Company’s website at www.cortexpharm.com and/or in a report filed with the Securities and Exchange Commission in a Current Report on Form 8-K.

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Compensation Committee. The traditional functions of the Compensation Committee include, without limitation, administering the Company’s incentive ownership programs and approving the compensation to be paid to the Company’s directors and executive officers. The Compensation Committee typically meets no less frequently than annually as circumstances dictate to discuss and determine executive officer and director compensation. Historically, the Company’s Chief Executive Officer annually reviews the performance of each executive officer (other than the Chief Executive Officer, whose performance is reviewed by the Compensation Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee, who can exercise its discretion in modifying any recommended adjustments or awards to executive officers. The Compensation Committee is entitled to, but generally does not, retain the services of any compensation consultants. A compensation consultant was not retained in the past fiscal year. The Compensation Committee has the power to form and delegate authority to subcommittees when appropriate, provided that such subcommittees are composed entirely of directors who would qualify for membership on the Compensation Committee.

Since the change in composition of our Board of Directors in March 2013, the members of the Board of Directors have performed the functions of the Compensation Committee and the composition of a Compensation Committee has not been determined nor has the current Board of Directors adopted a written charter. The Company’s records indicate that the Compensation Committee previously operated under a written charter adopted by the Board of Directors. When a Compensation Committee is reestablished along with a written charter, such charter will be made available on the Company’s website at www.cortexpharm.com and/or in a report filed with the Securities and Exchange Commission in a Current Report on Form 8-K.

Governance and Nominations Committee. The traditional functions of the Governance and Nominations Committee include, without limitation, (i) identifying individuals qualified to become members of the Board of Directors, (ii) recommending director nominees for the next annual meeting of stockholders and to fill vacancies that may be created by the expansion of the number of directors serving on the Board of Directors and by resignation, retirement or other termination of services of incumbent directors, (iii) developing and recommending to the Board of Directors corporate governance guidelines and changes thereto, (iv) ensuring that the board of directors and the Company’s Certificate of Incorporation and Bylaws are structured in a way that best serves the Company’s practices and objectives, (v) leading the Board of Directors in its annual review of the Board of Directors’ performance; and (vi) recommending to the Board of Directors nominees for each committee. Accordingly, the Governance and Nominations Committee annually reviews the composition of the Board of Directors as a whole and makes recommendations, if deemed necessary, to enhance the composition of the Board of Directors. The Governance and Nominations Committee first considers a candidate’s management experience and then considers issues of judgment, background, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The Governance and Nominations Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Governance and Nominations Committee does not have a formal policy with respect to diversity; however, the Board of Directors and Governance and Nominations Committee believe that it is essential that the members of the Board of Directors represent diverse viewpoints. In considering candidates for the Board of Directors, the Governance and Nominations Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board of Directors are also considered.

Since the change in composition of our Board of Directors in March 2013, the members of the Board of Directors have performed the functions of the Governance and Nominations Committee and the composition of a Governance and Nominations Committee has not been determined nor has the current Board of Directors adopted a written charter. When a Governance and Nominations Committee is reestablished along with a written charter, such charter will be made available on the Company’s website at www.cortexpharm.com and/or in a report filed with the Securities and Exchange Commission in a Current Report on Form 8-K.

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DIRECTOR NOMINATING PROCESS

The Board of Directors is currently fulfilling the role of the Governance and Nominating Committee and expects to reestablish that body and approve a new charter for the committee. That charter will set the policies with respect to nominations going forward.

In selecting the most recent members of the Board of Directors, James Sapirstein and Kathryn MacFarlane, the Board of Directors considered several candidates including those ultimately selected. The credentials of the two selected candidates were considered in detail. Time constraints and general availability for Board of Director meetings were discussed with the candidates. Backgrounds were reviewed. No questionnaire was used. No firm was engaged to do background checks as both Mr. Margolis and Mr. Lippa both knew and had worked professionally with the selected candidates before in other circumstances. Upon completion of review satisfactory to the then existing Board of Directors, formal invitations to join the Board of Directors were made. Acceptances were made in September 2014.

The Board of Directors expects that when a charter is adopted for the Governance and Nominations Committee, many of the policies and procedures that will be adopted will be substantially similar to the past practices of the Company. Prior to March 2013, in identifying potential nominees, the Governance and Nominations Committee sought recommendations from existing directors and from management. In addition, the Governance and Nominations Committee considered candidates that may be recommended by the Company’s stockholders in accordance with the procedures described below. In considering the nominees, the Board of Directors considered, among other factors, the potential nominee’s character and integrity, independence, experience and knowledge, and willingness and ability to participate in the activities and functions of the Board of Directors. Additionally, the Board of Directors considered specialized areas of expertise of candidates that may assist the Board of Directors in its oversight responsibility of the Company. Prior to March 2013, the Board of Directors did not evaluate nominees recommended by stockholders differently from its evaluation of other director nominees, and does not anticipate doing so in the future.

Prior to March 2013, the Governance and Nominations Committee considered director candidates recommended by the Company’s stockholders and we expect that when re-establish the Governance and Nominations Committee will also consider such recommendations. Any stockholder desiring to submit a recommendation for consideration by the Board of Directors of a candidate that such stockholder believes is qualified to be a director nominee at any upcoming stockholder meeting may do so by submitting that recommendation in writing to the Board of Directors, c/o Corporate Secretary, Cortex Pharmaceuticals, Inc., 126 Valley Road, Suite C, Glen Rock, New Jersey 07452, not later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to the Company’s stockholders, or in cases where the annual meeting has been changed by more than 30 days from the date of the prior year’s meeting, a reasonable time before the Company begins to print and mail its proxy materials. When it adopts a written charter for the Governance and Nominations Committee, it will specify the material to be provided with stockholder nominations in the future, which will include typical factual details, such as the information that would be required in a proxy if the recommended person were nominated, and their agreement to serve.

STOCKHOLDER COMMUNICATIONS

Stockholders may communicate with the Board of Directors or any of the individual directors by sending written communications addressed to the Board of Directors, a committee or any of the individual directors, c/o Corporate Secretary, Cortex Pharmaceuticals, Inc., 126 Valley Road, Suite C, Glen Rock, New Jersey 07452. All communications are compiled by our Corporate Secretary (currently Jeff E. Margolis) and forwarded to the Board of Directors or the individual director(s), as appropriate.

EXECUTIVE OFFICERS

Each executive officer of the Company serves at the discretion of the Board of Directors. The names of the Company’s executive officers are set forth below.

Name	Position with Company
Arnold S. Lippa, Ph.D.	President, Chief Executive Officer and Chairman of the Board
Jeff E. Margolis	Vice President, Secretary and Treasurer
Robert N. Weingarten	Vice President and Chief Financial Officer
Richard Purcell	Senior Vice President of Research and Development

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The officers listed above have not been appointed for a prescribed term. They may be removed from office by a majority vote of the Board of Directors, with or without cause, at any time. At December 31, 2014, Arnold S. Lippa, Jeff E. Margolis and Robert N. Weingarten were also members of our Board of Directors, and their biographical information appears above in connection with their role as directors. Richard Purcell’s information appears below, together with information regarding John Greer who, while not an executive officer, is consultant who plays a significant role with the Company.

Richard Purcell: In addition to his role at the Company, Richard Purcell (Age: 54) is the Acting President and Chief Operating Officer and a director of Cynvec, LLC, a private company. He is also the President and CEO of intelliSantè, Inc., a private company. He is a biopharmaceutical development specialist, with extensive experience in providing consulting services to financial, venture capital, and start-up companies to concentrate on new business strategy and clinical development of novel compounds. Previously, Mr. Purcell was president of ClinPro, Inc., a mid-sized clinical research organization (CRO), where he led this full-service, technology driven CRO specializing in Phase I, II and III clinical trial management. His work included the design and implementation of a number of early stage clinical development programs. Prior to joining ClinPro, Mr. Purcell worked for SCP Communications, a medical communications company, where he served as Corporate Vice President and General Manager of the Clinical Programs Division. Mr. Purcell previously headed the Life Sciences Consulting Group for Kline and Company. Mr. Purcell started his career as a molecular biologist, where he developed and patented a second generation TPA with increased half-life. He has also conducted primary research and published manuscripts on the topics of AIDS and immunomodulators. Mr. Purcell graduated with a degree in Biochemical Sciences from Princeton University, and attended Rutgers Graduate School of Management, focusing in marketing and finance.

Mr. Purcell’s commitment to the Company is for 30 hours per week in order to allow him to comply with his previous professional commitments. Mr. Purcell provides his services to the Company through his consulting firm, DNA Healthlink, Inc., with which the Company has contracted for his services.

John Greer: On September 18, 2014, John Greer, Ph.D. was appointed to the position of Chairman of the Company’s Scientific Advisory Board. Dr. Greer is the Director of the Neuroscience and Mental Health Institute at the University of Alberta. He holds two grants regarding research into neuromuscular control of breathing and is the inventor on the use patents licensed by the Company with respect to ampakines. Dr. Greer is assisting the Company in forming the rest of its Scientific Advisory Board.

In connection with the appointment of Dr. Greer as Chairman of the Company’s Scientific Advisory Board on September 18, 2014, the Board of Directors awarded 2,000,000 shares of common stock of the Company to Dr. Greer (through his wholly-owned consulting company, Progress Scientific, Inc.), vesting 25% upon appointment, 25% on September 30, 2014, 25% on December 31, 2014, and 25% on March 31, 2015. The stock award was valued at $0.066 per share, which was the closing price of the Company’s common stock on September 18, 2014. This stock award was made under the Company’s 2014 Equity, Equity-Linked and Equity Derivative Incentive Plan. During the year ended December 31, 2014, the Company recorded a charge to operations of $99,000 with respect to this stock award. At December 31, 2014, total unrecognized compensation expense for the outstanding unvested stock awards was $33,000, which will be recognized during the three months ending March 31, 2015.

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2014 EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE FOR 2014

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal years ended December 31, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Arnold S Lippa, Ph.D.	2014	—	—	$818,500	—	$818,500
Chairman, President and Chief Executive Officer	2013	—	—	—	—	—

Jeff E. Margolis	2014	—	—	$818,500	—	$818,500
Vice President, Secretary and Treasurer	2013	—	—	—	—	—

Robert N. Weingarten	2014	—	—	$818,500	—	$818,500
Vice President and Chief Financial Officer	2013	—	—	—	—	—

(1)

On April 14, 2014, the Board of Directors of the Company awarded a total of 57,000,000 shares of common stock of the Company, including awards of 15,000,000 shares to each of the Company’s three executive officers, who were also all of the directors of the Company at that time, and 4,000,000 shares and 8,000,000 shares to two other individuals. The individual who received the 8,000,000 shares was an associated person of Aurora Capital LLC, a related party. These awards were made to those individuals on that date as compensation for services rendered through March 31, 2014. As the initial closing of the Series G 1.5% Convertible Preferred Stock was completed on March 18, 2014, and such closing represented approximately 81% of the total amount of such financing, the Company’s Board of Directors determined that it was appropriate at that time to compensate such officers for the period since they joined the Company in March and April 2013 through March 31, 2014. Such compensation was concluded on April 14, 2014 with the issuance of the aforementioned stock awards. Accordingly, as a result of these factors, the fair value of these stock awards of $2,280,000, $600,000 for each of the executive officers, was charged to operations effective as of March 18, 2014. The stock awards were valued at $0.04 per share, which was the closing price of the Company’s common stock on March 18, 2014.

On July 17 2014, the Company awarded stock options to purchase an aggregate of 15,000,000 shares of common stock of the Company, consisting of options for 5,000,000 shares to each of the Company’s three named executive officers at an exercise price of $0.05 per share, as compared to the closing market price of the Company’s common stock on such date of $0.044 per share, reflecting an exercise price premium of $0.006 per share or 13.6%. During the year ended December 31, 2014, the Company recorded a charge to operations of $655,500, or $218,500 for each named executive officer, with respect to these stock options, reflecting the grant date fair value of the stock options calculated pursuant to the Black-Scholes option-pricing model.

(2)	In accordance with Securities and Exchange Commission rules, “Other Annual Compensation” in the form of perquisites and other personal benefits has been omitted where the aggregate amount of such perquisites and other personal benefits was less than $10,000.

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Narrative to Summary Compensation Table

No performance bonuses were awarded to the named executive officers for the years ended December 31, 2014 or 2013.

The exercise price for our stock options is no less than the fair market value of the stock on the date of the grant. The options that were awarded to our named executive officers in 2014 vested in three equal installments on July 17, 2014 (at issuance), September 30, 2014, and December 31, 2014, and expire on July 17, 2019. These awards were made under the Company’s 2014 Equity, Equity-Linked and Equity Derivative Incentive Plan. Accordingly, the options will provide a return to the named executive officer only if the market price of the Company’s common stock appreciates over the option term. In 2014, the Company awarded stock options to purchase an aggregate of 15,000,000 shares of common stock of the Company, consisting of options for 5,000,000 shares to each of the Company’s three named executive officers at an exercise price of $0.05 per share, as compared to the closing market price of the Company’s common stock on such date of $0.044 per share, reflecting an exercise price premium of $0.006 per share or 13.6%. There were no stock options received by the named executive officers during the year ended December 31, 2013.

In connection with the recent changes to the members of our Board of Directors and taking into account the Company’s current operating structure and business plans, management is currently reevaluating the compensation policies of the Company and, as a result of that reassessment, and in light of the Company’s current financial circumstances, has made departures from the Company’s historic compensation policies and will likely make substantial adjustments to such policies, including the probable termination of such policies and adoption of new policies in the future.

The Company does not have any arrangements or agreements regarding compensation with its current executive officers and paid no compensation to any named executive officer in 2013. No named executive officer received cash compensation in 2013 or 2014. On April 14, 2014, the Board of Directors of the Company awarded a total of 57,000,000 shares of common stock of the Company, including awards of 15,000,000 shares to each of the Company’s three executive officers, who were also all of the directors of the Company at that time, and 4,000,000 shares and 8,000,000 shares to two other individuals. These awards were made to those individuals on that date as compensation for services rendered through March 31, 2014. Subsequently, on July 17, 2014, the Board of Directors approved an award to each of these named executive officers of options to purchase 5,000,000 shares of the Company’s common stock, as described above, in compensation for the balance of 2014 following the stock award.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2014, 2,000,000 shares had been awarded to Richard Purcell, none of which had vested or been issued. As of March 31, 2015, 500,000 of those shares had vested. Also as of December 31, 2014, 2,000,000 shares had been awarded to Dr. John Greer, of which 1,500,000 had vested and the remaining 500,000 vested on March 31, 2015. At December 31, 2014 and March 31, 2015 there were 15,000,000 options issued and outstanding held by executive officers, as described in the prior section. There were no outstanding option awards with current directors or officers of the Company as of December 31, 2013. In addition, there were outstanding option awards as of December 31, 2014 with two former officers of the Company:

●	On July 17, 2012, pursuant to a severance agreement amended in connection with the merger transaction with Pier, Roger G. Stoll, Ph.D. was issued fully-vested, ten-year options to purchase a total of 3,083,334 shares of the Company’s common stock at an exercise price of $0.06 per share, which was in excess of the closing price of the Company’s common stock on the closing date of the merger. Dr. Stoll left the Company in August 2012.

●	On August 10, 2012, pursuant to a severance agreement amended in connection with the merger transaction with Pier, James H. Coleman was issued fully-vested, ten-year options to purchase a total of 2,083,334 shares of the Company’s common stock at an exercise price of $0.06 per share, which was in excess of the closing price of the Company’s common stock on the closing date of the merger. Mr. Coleman left the Company in August 2012.

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OPTION EXERCISES AND STOCK VESTED FOR 2014

None of the Company’s named executive officers exercised any options to purchase shares of the Company’s common stock or had any outstanding unvested stock awards during the year ended December 31, 2014. As of December 31, 2014, each of the executive officers held vested options to purchase 5,000,000 shares of the Company’s common stock at an exercise price of $0.05 per share.

Employment and Consulting Agreements

The Company’s executive officers, Arnold S. Lippa, Ph.D., Jeff E. Margolis and Robert N. Weingarten, have not entered into any compensation arrangements or employment agreements with the Company. Upon entering into such arrangements or agreements, the Company will disclose the information required regarding these agreements or agreements, consistent with applicable law.

With respect to former named executive officers who are no longer with the Company:

●	Mr. Varney was removed as an officer of the Company on March 22, 2013. As of December 31, 2012, his annual salary was $365,000. At the time of his departure, Mr. Varney’s contract called for payments of $35,674 for paid time off, $108,965 for reduced or deferred compensation in 2012, and $365,000 in severance for a total of $509,639.

●	Mr. Johnson was removed as an officer of the Company on March 22, 2013. As of December 31, 2012, his annual salary was $220,000. At the time of his departure, Mr. Johnson’s contract called for payments of $42,224 for paid time off, $64,902 for reduced or deferred compensation in 2012, and $220,000 in severance for a total of $327,126.

In 2014, the Company executed settlement agreements with Messrs. Varney and Johnson that, together with similar agreements with other former officers of the Company, resulted in the settlement of potential claims totaling approximately $1,336,000 for a total of approximately $118,000 in cash, plus the issuance of options to purchase 4,300,000 shares of common stock exercisable at $0.04 per share for periods ranging from five to ten years. In addition to other provisions, the settlement agreements include mutual releases.

In addition, effective January 29, 2015, the Company executed a settlement agreement with Maria S. Messinger, its former Vice President, Chief Financial Officer and Corporate Secretary, as amended on February 4, 2015, that resulted in the settlement of potential claims for a total cash payment of $26,000 to be paid on or before June 30, 2015 (of which $6,000 was paid on execution), plus the issuance of a stock option to purchase 500,000 shares of common stock exercisable at $0.0512 per share for a period of five years, and valued pursuant to the Black-Scholes option-pricing model at $25,450. In addition to other provisions, the settlement agreement included mutual releases.

Report of the Board of Directors acting as the Audit Committee

The Company’s management has primary responsibility for the Company’s consolidated financial statements. Haskell & White LLP, the Company’s independent registered public accounting firm for 2014, is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with generally accepted accounting principles. Before the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 was filed with the Securities and Exchange Committee, the Board of Directors reviewed and discussed with management and Haskel & Whilte LLP the audited consolidated financial statements of the Company for the year ended December 31, 2014, which included the consolidated balance sheets of as of December 31, 2014 and 2013, the related consolidated statements of operations, statement of stockholders’ deficiency and statements of cash flows for each of the two years in the period ended December 31, 2014, and the notes thereto. As a part of that review, the Board of Directors discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. The Board of Directors has also had discussions with Haskell & White LLP with regards to the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committee), as amended. The Board of Directors has obtained the written disclosures and the letter from Haskell & White LLP as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Board of Directors discussed the independence of Haskell & White LLP with that firm.

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Based on the review and discussions referred to above, the Board of Directors recommended that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

Board of Directors, acting as the AUDIT COMMITTEE Arnold S. Lippa, Ph.D. Jeff E. Margolis Robert N. Weingarten James Sapirstein Kathryn MacFarlane

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of Common Stock

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of March 31, 2015, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock, (ii) each of the Company’s directors, (iii) each of the Company’s named executive officers, and (iv) all of the Company’s executive officers and directors as a group. Except as indicated in the footnotes to this table, the Company believes that the persons named in this table have sole voting and investment power with respect to the shares of common stock indicated. In computing the number and percentage ownership of shares beneficially owned by a person, shares of common stock that a person has a right to acquire within sixty (60) days of March 31, 2015 pursuant to options, warrants or other rights are considered as outstanding, while these shares are not considered as outstanding for computing the percentage ownership of any other person or group.

Directors, Officers and 5% Stockholders(1)	Number of Shares of Beneficial Ownership of Common Stock	Percent of Class
Arnold Lippa Family Trust of 2007(2)	92,254,313	29.02%

Ayer Special Situations Fund I, LP c/o Ayer Capital Management, LP 616 Corporate Way, Suite 2-4931 Valley Cottage, NJ 10989	46,174,748	16.09%

Sachin Kelkar 6 Franciscan Way Kensington, CA 94707	26,823,213	10.43%

Origin Ventures II, L.P. (and affiliates)(3) 1033 Skokie Blvd., Suite 430 Northbrook, IL 60062	24,200,507	10.05%

Barton Asset Management, LLC c/o KLH 135 Main Street, 9th San Francisco, CA 94105	25,674,369	9.63%

Dariusz Naziek 55 Hardwick Lane Wayne, NJ 07470	24,534,018	9.25%

Alan Gelband Company Defined Contribution Pension Plan & Trust (and affiliates)(4) 30 West 63rd Street, 24D New York, NY 10023	21,597,566	8.97%

Illinois Emerging Technology Fund, LP (and affiliates)(5) 20 North Wacker Drive, Suite 1201 Chicago, IL 60606	20,334,546	8.44%

SY Corporation Co., Ltd.(6) 654-4 Bongam-Dong, Masanhoiwon-Gu Changwon-Si, Kyoungsangnam-Do South Korea	16,422,464	6.82%

Brian Frenzel c/o Tosk Inc. 725 San Aleso Ave., #4 Sunnyvale, CA 94085	15,391,595	6.01%

Ronak Patel 1260 California Street, #12 San Francisco, CA 94109	15,372,406	6.00%

DIRECTORS AND OFFICERS

Arnold S. Lippa, Ph.D.(7)	0	0%

Jeff E. Margolis(8)	20,618,816	8.37%

Robert N. Weingarten(9)	20,000,000	8.14%

James Sapirstein	2,000,000	0.83%

Kathryn MacFarlane	2,000,000	0.83%

Richard Purcell(10)	1,000,000	0.41%

All directors and officers as a group	45,618,816	17.81%

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(1)	Except as otherwise indicated, the address of such beneficial owner is c/o Cortex Pharmaceuticals, Inc., 126 Valley Road, Suite C, Glen Rock, New Jersey 07452.

(2)

Holdings include: (i) 15,189,452 shares of common stock, (ii) 76,670,459 shares of common stock available upon conversion of shares of Series G 1.5% Convertible Preferred Stock, and (iii) 106,888 warrants to purchase shares of common received as an owner of Aurora Capital LLC from the warrants Aurora received as a placement agent in the sale of the Company’s Convertible Note and Warrant Financing, including in connection with the final closing in February 2015. All of these holdings were acquired by Dr. Arnold Lippa and subsequently transferred to the Arnold Lippa Family Trust of 2007 (the “Trust”), or are held by an entity owned by the Trust. Dr. Lippa is neither the trustee nor the beneficiary of the Trust. Linda Lippa, his wife, is a beneficiary of the Trust. In addition and not reflected in the table above, an entity owned by the Trust received warrants to purchase an additional 51,000 shares of common stock in connection with the final closing in the Company’s Convertible Note and Warrant Financing in February 2015.

(3)	Pursuant to Schedule 13G filed with the Securities and Exchange Commission on June 16, 2013. These shares are held by Origin Ventures II, L.P., which holds voting and dispositive control with respect to such shares. Origin Ventures II Management, LLC, the general partner of Origin Ventures II, L.P., and Bruce Barron and Steven N. Miller, the managing members of Origin Ventures II Management, LLC, may be deemed to beneficially own such shares, and to share voting and dispositive control of the shares owned by Origin Ventures II, L.P.

(4)

Holdings include: (i) 21,534,832 shares of common stock held by the Trust, and (ii) 42,000 warrants held by Gelband & Company, Inc., its affiliate. In addition and not reflected in the table above, Gelband & Company, Inc. received warrants to purchase an additional 20,000 shares of common stock in connection with the final closing in the Company’s Convertible Note and Warrant Financing in February 2015.

(5)	Pursuant to Schedule 13G filed with the Securities and Exchange Commission on August 20, 2012, Illinois Emerging Technology Fund, LP owns 20,334,546 shares and holds voting and dispositive control with respect to such shares. Illinois Ventures GP, LLC is the general partner of Illinois Emerging Technology Fund, LP, and may be deemed to beneficially own such shares, and to share voting and dispositive control of the shares.

(6)	Pursuant to Schedule 13D filed with the Securities and Exchange Commission on June 16, 2013. SY Corporation Co., Ltd. was formerly known as Samyang Optics Co. Ltd.
(7)	Dr. Lippa no longer beneficially owns any shares of the Company because he has transferred these shares into family trusts, of which he is neither the trustee nor the beneficiary, including the Arnold Lippa Family Trust of 2007 as noted in footnote 2 above. In addition, Dr. Lippa has been awarded options to acquire an additional 5,000,000 shares of common stock which have been assigned to another family trust for the benefit of other family members. Dr. Lippa is neither the trustee nor the beneficiary of that trust.

(8)	Holdings include: (i) 15,111,442 shares of common stock, (ii) options to acquire an additional 5,000,000 shares of Common Stock, and (iii) the 507,374 warrants to purchase shares of common received as an owner of Aurora Capital LLC from the warrants Aurora received as a placement agent in the sale of the Company’s Convertible Note and Warrant Financing, including in connection with the final closing in February 2015.

(9)

Holdings include: (i) 15,000,000 shares of common stock, and (ii) options to acquire an additional 5,000,000 shares of common stock. Mr. Weingarten holds these shares indirectly through Resource One Group LLC, an entity he controls.

(10)	Holdings include 500,000 shares of common stock that vested on January 15, 2015 and 500,000 shares of common stock that vested on April 15, 2015.

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Beneficial Ownership of Series G 1.5% Convertible Preferred Stock

The following table sets forth certain information regarding the beneficial ownership of the Company’s Series G 1.5% Convertible Preferred Stock as of March 31, 2015, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Series G 1.5% Convertible Preferred Stock, (ii) each of the Company’s directors, (iii) each of the Company’s named executive officers, and (iv) all of the Company’s executive officers and directors as a group. Except as indicated in the footnotes to this table, the Company believes that the persons named in this table have sole voting and investment power with respect to the shares of common stock indicated.

Directors, Officers and 5% Stockholders(1)	Number of Shares of Beneficial Ownership of Series G 1.5% Convertible Preferred Stock	Percent of Class
Arnold Lippa Family Trust of 2007(2)	253.96	29.86%

Ayer Special Situations Fund I, LP c/o Ayer Capital Management, LP 616 Corporate Way, Suite 2-4931 Valley Cottage, NJ 10989	152.86	17.91%

Dariusz Naziek 55 Hardwick Lane Wayne, NJ 07470	76.19	8.96%

Barton Asset Management, LLC c/o KLH 135 Main Street, 9th San Francisco, CA 94105	65.48	7.70%

Brian Frenzel c/o Tosk Inc. 725 San Aleso Ave., #4 Sunnyvale, CA 94085	50.79	5.97%

Ronak Patel 1260 California Street, #12 San Francisco, CA 94109	50.72	5.96%

DIRECTORS AND OFFICERS

Arnold S. Lippa, Ph.D.(3)	0	0%

Jeff E. Margolis(6)	0	0%

Robert N. Weingarten	0	0%

James Sapirstein	0	0%

Kathryn MacFarlane	0	0%

Richard Purcell	0	0%

All directors and officers as a group	0	0%

(1)	Except as otherwise indicated, the address of such beneficial owner is c/o Cortex Pharmaceuticals, Inc., 126 Valley Road, Suite C, Glen Rock, New Jersey 07452.

(2)	These holdings were acquired by Dr. Arnold Lippa and subsequently transferred to the Trust. Dr. Lippa is neither the trustee nor the beneficiary of the Trust.

(3)	Dr. Lippa no longer beneficially owns any shares of the Company’s Series G 1.5% Convertible Preferred Stock because he has transferred these shares into the Arnold Lippa Family Trust of 2007 as noted in footnote 2 above, of which he is neither the trustee nor the beneficiary.

The Company is not aware of any arrangements that may at a subsequent date result in a change of control of the Company.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who beneficially own more than 10% of the Company’s outstanding common stock, whom the Company refers to collectively as the “reporting persons,” to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and to furnish the Company with copies of these reports.

Based solely on the Company’s review of the copies of these reports received by it and written representations received from certain of the reporting persons with respect to the filing of reports on Forms 3, 4 and 5, the Company believes that all such filings required to be made by the reporting persons for the fiscal year ended December 31, 2014 were made on a timely basis, except the initial Form 3 and Form 4 in connection with the appointment of Dr. Richard Purcell as Senior Vice President of Research and Development in October 2014, which have since been filed, and any Form 3 or Form 4 that may be required for any of the beneficial owners listed in the immediately preceding section.

TRANSACTIONS WITH RELATED PERSONS

On June 25, 2012, the Company borrowed 465,000,000 Won (the currency of South Korea, equivalent to approximately $400,000 US dollars) from and executed a secured note payable to SY Corporation Co., Ltd., formerly known as Samyang Optics Co. Ltd. (“Samyang”), an approximately 20% common stockholder of the Company at that time. The note accrues simple interest at the rate of 12% per annum and has a maturity date of June 25, 2013, although Samyang was permitted to demand early repayment of the promissory note on or after December 25, 2012. Samyang did not demand early repayment. The Company has not made any payments on the promissory note. At June 30, 2013 and subsequently, the promissory note was outstanding and in technical default, although Samyang has not issued a notice of default or a demand for repayment. The Company believes that Samyang is in default of its obligations under its January 2012 license agreement, as amended, with the Company, but the Company has not yet issued a notice of default. The Company is endeavoring to enter into discussions with Samyang with a view toward a comprehensive resolution of the aforementioned matters.

In 2012, Aurora Capital LLC provided investment banking services to Pier, a company that the Company acquired by merger on August 10, 2012. For those services, on August 10, 2012 Aurora Capital LLC received 2,971,792 shares of the Company’s common stock in payment of its fee of $194,950. Both Dr. Arnold S. Lippa and Jeff E. Margolis, officers and directors of the Company since March 22, 2013, have indirect ownership interests in Aurora Capital LLC through interests held in its members, and Jeff. E. Margolis is also an officer of Aurora Capital LLC. In December 2014, these shares were distributed to members of Aurora Capital LLC including 2,526,023 to Sachin Kelkar, 111,442 to Jeff E. Margolis and 189,452 to an entity owned by the Arnold Lippa Family Trust of 2007. The remaining 144,875 shares of common stock were distributed to other members of Aurora Capital LLC that are not affiliated with Cortex.

On March 31, 2013, the Company accrued $85,000 as reimbursement for legal fees incurred by Aurora Capital LLC in conjunction with the removal of the Company’s prior Board of Directors on March 22, 2013.

From June 2013 through March 2014, Arnold S. Lippa, the Company’s Chairman and Chief Executive Officer advanced short-term loans to the Company aggregating $150,000 in order to meet its minimum operating needs. In March and April 2014, the Company completed a private placement by selling 928.5 shares of its Series G 1.5% Convertible Preferred Stock for gross proceeds of $928,500 and repaid the aggregate advances, including accrued interest of $102. The Company’s Chairman and Chief Executive Officer invested $250,000 in the Series G 1.5% Convertible Preferred Stock private placement.

In 2014, Aurora Capital LLC acted as a placement agent for both the Series G 1.5% Convertible Preferred Stock Private Placement and the subsequent Convertible Note and Warrant Financing. Aurora and its designees and/or affiliates received fees in connection with the Series G 1.5% Convertible Preferred Stock Private Placement in the form of cash of $2,800 and warrants to purchase 10,427,029 shares of common stock during the year ended December 31, 2014. Aurora and its designees and/or affiliates received fees in connection with the Convertible Note and Warrant Financing in the form of cash of $19,425 and warrants to purchase 555,000 shares of common stock during the year ended December 31, 2014. In addition, in February 2015, in connection with the fourth and final closing of the Convertible Note and Warrant Financing, which was the only closing of that financing in 2015, additional fees of $14,700 were paid in cash and warrants to purchase 420,000 shares of common stock were issued, of which $14,000 was paid in cash and warrants to purchase 400,000 shares of common stock were issued to Aurora and its designees and/or affiliates.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Company will deliver only one copy of this Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at: Cortex Pharmaceuticals, Inc., 126 Valley Road, Suite C, Glen Rock, New Jersey 07452, Attention: Corporate Secretary. If multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify the Company at the address set forth above.

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